                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

COM SAR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                            VAN KAMPEN COMSTOCK FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...    10.02%     9.58%     9.58%
Six-month total return(2)................     3.69%     4.58%     8.58%
One-year total return(2).................    11.90%    12.77%    16.83%
Five-year average annual total
return(2)................................    22.26%    22.58%    22.73%
Ten-year average annual total
return(2)................................    15.69%       N/A       N/A
Life-of-Fund average annual total
return(2)................................    13.02%    17.88%    18.86%
Commencement date........................  10/07/68  10/19/92  10/26/93

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities in which the Fund invests may be subject to special risks including currency exchange, rate fluctuations, and political and economic instability.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
                            VAN KAMPEN COMSTOCK FUND

We recently spoke to the management team of the Van Kampen Comstock Fund about the events and economic forces that shaped the markets during the past six months. The team is led by B. Robert Baker, Jr., senior portfolio manager. He has managed the Fund since July 1994 and has worked in the investment industry since 1979.

Mr. Baker is joined by Jason Leder and Edie Terreson, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1999.

   Q  CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT DURING THE PAST SIX MONTHS?

   A Investors gained confidence in the U.S. stock market as international economies showed new strength and the domestic economy remained healthy. The Dow Jones Industrial Average soared to record highs amid these conditions, breaking through the 10,000 point milestone and pushing past 11,000. In the closing weeks of the period, the market moderated slightly as fears about rising interest rates increased.
    For value-oriented portfolios such as the Comstock Fund, the first quarter of 1999 was challenging because investors continued to prefer the perceived stability of growth-oriented companies. When investors began to feel more confident about the fitness of the international and domestic economies, however, they became more willing to invest in economically sensitive companies. Many of these cyclical stocks were undervalued relative to the overall market; consequently, the second quarter marked a dramatic and favorable turnaround for value stocks and for the Fund's total return.

   Q  WHAT WAS YOUR STRATEGY IN SEEKING TO MEET THE FUND'S OBJECTIVE?

   A We consistently seek to invest in undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace, meaning their stock prices are lower than we believe they should be. Then, we apply basic fundamental analysis to determine whether the company is sound and has the potential to reach its fair value. When we find a company that we think is undervalued and fundamentally sound, we consider adding it to the portfolio.

   Q  HOW DID YOU APPLY THIS STRATEGY DURING THE PAST SIX MONTHS?

   A Coming into the reporting period, the Fund was heavily weighted in cyclical stocks--including commodities such as paper, oil, and other raw materials. These stocks were relatively cheap compared to the rest of the market, so we had invested substantially in this area. During the first quarter, our exposure to cyclical stocks hurt the

Fund's performance, as these stocks fared poorly. They began to rally in late March, however, and were a major contributor to positive Fund returns for the rest of the period.
    We had also built up a significant weighting in the utility sector because utilities presented some of the best values in the market. Unlike cyclical stocks, utilities struggled throughout the entire reporting period. Given their sluggishness this year, utility stocks had a negative effect on the Fund. In adherence to our value strategy, we remain heavily weighted in utilities because their valuations continue to be low and we believe the fundamentals of this sector are attractive.

   Q  WHICH STOCKS SUPPORTED FUND PERFORMANCE?

   A As we mentioned, cyclical stocks were among the Fund's best performers. We saw favorable returns from paper companies Champion International and Boise Cascade, metal mining company Freeport McMoRan Copper & Gold, and oil services providers ENSCO International, Rowan, and Halliburton. Large holdings that supported the Fund's return were Providian Financial, up 24 percent, and United HealthCare, up 45 percent.
    Remember that not all stocks in the portfolio performed favorably, and there is no guarantee that any of these stocks will perform well in the future. For additional portfolio highlights, please see page 8.

   Q  WHAT FACTORS WORKED AGAINST THE FUND?

   A The Fund suffered from general weakness among value stocks in early 1999, although the recent turnaround has more than erased those early losses. With regard to specific stocks, we were disappointed by Tenet Healthcare, which has lost 29 percent year to date. This company is struggling with the challenges imposed by managed care and changing Medicare reimbursement policies. On the plus side, Tenet recently purchased a number of failing hospitals in the Philadelphia area and has been turning them around faster than expected. We view Tenet as a long-term holding and have maintained our investment.
    Another disappointment was Philip Morris. This stock took a significant downturn in the first quarter due to litigation issues, and we took advantage of this dip in stock price to add to our holdings. We've recently seen a modest rebound in the stock's price, although it is still down almost 25 percent this year. Due to the stock's extremely low valuation (by historical standards) and the potential for an improving outlook, we have kept it in the portfolio.

   Q  HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

   A The difficulties of value stocks during the first quarter were compensated by their rally during the second quarter, which ultimately left the Fund on the upside for the first six months of 1999. The Fund achieved a six-month total return of 10.02 percent(1) (Class A shares at net asset value) as of June 30, 1999.
    By comparison, the Standard & Poor's 500 Index returned 12.36 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 11.59 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the 30 largest growth and income funds.
    Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent. Please refer to the footnotes and chart on page 3 for additional Fund performance results. Past performance is no guarantee of future results.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE REMAINDER OF THE YEAR?

   A The U.S. economy is still growing steadily and inflation remains subdued. In addition, overseas economies appear to be regaining their strength after two turbulent years. The U.S. stock market reflects these positive conditions, as investors are showing a renewed interest in undervalued, economically sensitive stocks. We will continue to be vigilant in assessing your Fund's holdings as well as potential new investments in our efforts to achieve the Fund's objective.

[SIG]
B. Robert Baker, Jr.

Senior Portfolio Manager

[SIG]
Jason Leder

Portfolio Manager

[SIG]
Edie Terreson

Portfolio Manager

[SIG]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the general stock market more fully.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below the value that value investors believe they are actually worth.

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN COMSTOCK FUND

TOP TEN PORTFOLIO HOLDINGS AS OF JUNE 30, 1999*

WASTE MANAGEMENT provides a range of waste management
services--including collection, transfer, disposal, and
recycling--to commercial, industrial, municipal, and
residential customers.......................................  5.2%

TENET HEALTHCARE is a nationwide provider of health-care
services that owns or operates acute-care hospitals and
related businesses through its subsidiaries.................  3.9%

PHILIP MORRIS is a holding company whose principal
subsidiaries manufacture and sell various consumer products, including cigarettes, packaged and processed foods, and
beverages...................................................  3.0%

PROVIDIAN FINANCIAL, a consumer lender, offers a range of
lending products, including credit cards and a variety of
fee-based products and services.............................  2.8%

TEXAS UTILITIES is a holding company that, through its
subsidiaries, engages primarily in processing and
distributing electricity and natural gas services...........  2.7%

SUNGARD DATA SYSTEMS is a computer services and software
company that specializes in providing investment support
systems, computer disaster recovery services, and
proprietary health-care information systems.................  2.2%

BOISE CASCADE is a distributor of office products and
building materials and an integrated manufacturer and
distributor of paper and wood products......................  2.2%

AMBAC FINANCIAL GROUP provides financial guarantee insurance and management services to public and private clients.......  2.1%

RHONE-POULENC is an international company engaged in the
research, development, production, marketing, and sale of
chemicals, pharmaceuticals, and other products..............  2.0%

WASHINGTON MUTUAL is a regional financial services company
serving consumers and small to mid-sized businesses.........  2.0%

TOP FIVE PORTFOLIO INDUSTRIES*


                                  [BAR GRAPH]


                                                                       JUNE 30, 1999                    DECEMBER 31, 1998
                                                                       -------------                    -----------------
Utilities                                                                   23.0                               18.1
Finance                                                                     14.8                               14.5
Raw Materials/Processing Industries                                         12.1                               12.2
Health Care                                                                 10.1                               14.2
Energy                                                                       9.4                                9.7

* As a percentage of long-term investments

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                         Shares       Market Value
---------------------------------------------------------------------------------
COMMON STOCKS  85.7%
CONSUMER DISTRIBUTION  3.8%
Consolidated Stores Corp. (a).....................      500,000    $   13,500,000
Federated Department Stores, Inc. (a).............      405,500        21,466,156
Payless Shoesource Inc. (a).......................      394,400        21,100,400
Saks, Inc. (a)....................................    1,043,100        30,119,513
                                                                   --------------
                                                                       86,186,069
                                                                   --------------
CONSUMER NON-DURABLES  5.6%
Dial Corp. .......................................      783,400        29,132,688
Kimberly-Clark Corp. .............................      636,000        36,252,000
Philip Morris Cos., Inc. .........................    1,562,800        62,805,025
                                                                   --------------
                                                                      128,189,713
                                                                   --------------
CONSUMER SERVICES  0.3%
Mirage Resorts, Inc. (a)..........................      473,000         7,922,750
                                                                   --------------
ENERGY  8.5%
Atlantic Richfield Co. ...........................      256,000        21,392,000
BP Amoco PLC -- ADR (United Kingdom)..............      150,319        16,309,612
Chevron Corp. ....................................      282,000        26,842,875
Diamond Offshore Drilling, Inc. ..................      286,000         8,115,250
Enron Oil & Gas Co................................      128,500         2,602,125
ENSCO International, Inc. ........................      807,000        16,089,563
Halliburton Co. ..................................      415,000        18,778,750
Rowan Cos., Inc. (a)..............................      802,100        14,788,719
Texaco, Inc. .....................................      270,000        16,875,000
Ultramar Diamond Shamrock.........................      639,900        13,957,819
Unocal Corp. .....................................      556,000        22,031,500
USX -- Marathon Group.............................      538,000        17,518,625
                                                                   --------------
                                                                      195,301,838
                                                                   --------------
FINANCE  13.3%
AMBAC Financial Group, Inc. ......................      752,300        42,975,138
Aon Corp..........................................      165,900         6,843,375
Bank One Corp. ...................................      232,600        13,854,238
BankAmerica Corp. ................................      438,397        32,139,980
Bear Stearns Cos., Inc. ..........................      415,520        19,425,560

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                         Shares       Market Value
---------------------------------------------------------------------------------
FINANCE (CONTINUED)
Chase Manhattan Corp. ............................      152,000    $   13,167,000
Everest Reinsurance Holdings, Inc. ...............      185,000         6,035,625
LandAmerica Financial Group, Inc. ................      241,900         6,954,625
Liberty Financial Cos., Inc. .....................      150,300         4,377,488
Nationwide Financial Services, Inc., Class A......       58,900         2,665,225
Providian Financial Corp. ........................      630,000        58,905,000
Radian Group, Inc. ...............................      208,060        10,155,929
Torchmark, Inc. ..................................      430,800        14,701,050
United Asset Management Corp. ....................      186,200         4,236,050
Washington Mutual, Inc. ..........................    1,185,800        41,947,675
Wells Fargo Co. ..................................      694,500        29,689,875
                                                                   --------------
                                                                      308,073,833
                                                                   --------------
HEALTHCARE  9.1%
Aetna, Inc. ......................................       72,700         6,502,106
American Home Products Corp. .....................      467,000        26,852,500
HEALTHSOUTH Corp. (a).............................      725,000        10,829,688
Mylan Laboratories, Inc. .........................      258,000         6,837,000
Rhone-Poulenc, SA, Class A -- ADR (France)........      912,600        42,093,675
Tenet Healthcare Corp. (a)........................    4,396,200        81,604,463
United HealthCare Corp. ..........................      565,600        35,420,700
                                                                   --------------
                                                                      210,140,132
                                                                   --------------
PRODUCER MANUFACTURING  7.2%
American Power Conversion Corp. (a)...............    1,358,200        27,333,775
Cognex Corp. (a)..................................    1,024,850        32,346,828
Waste Management, Inc. ...........................    1,995,750       107,271,563
                                                                   --------------
                                                                      166,952,166
                                                                   --------------
RAW MATERIALS/PROCESSING INDUSTRIES  10.9%
Barrick Gold Corp. ...............................      640,000        12,400,000
Bethlehem Steel Corp. (a).........................    2,950,000        22,678,125
Boise Cascade Corp. ..............................    1,045,000        44,804,375
British Steel PLC -- ADR (United Kingdom).........      346,000         9,017,625
Champion International Corp. .....................      481,100        23,032,663
Freeport-McMoRan Copper & Gold, Inc., Class B.....    1,315,600        23,598,575
Homestake Mining Co. .............................    1,010,000         8,269,375

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                         Shares       Market Value
---------------------------------------------------------------------------------
RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
Imperial Chemical Industries PLC -- ADR (United
  Kingdom)........................................      414,000    $   16,456,500
International Paper Co. ..........................      314,360        15,875,180
Louisiana-Pacific Corp. ..........................      753,000        17,883,750
Placer Dome, Inc. ................................      805,000         9,509,063
Smurfit-Stone Container Corp. (a).................      822,960        16,922,115
Temple-Inland, Inc. ..............................      100,000         6,825,000
USX -- U.S. Steel, Inc. ..........................      917,500        24,772,500
                                                                   --------------
                                                                      252,044,846
                                                                   --------------
TECHNOLOGY  5.7%
Avnet, Inc. ......................................      139,000         6,463,500
BMC Software, Inc. (a)............................      340,200        18,370,800
Check Point Software Technologies Ltd. (a)........      353,400        18,951,075
Comverse Technology, Inc. (a).....................      155,300        11,725,150
ECI Telecommunications Ltd. ......................      403,000        13,374,563
Electronics for Imaging, Inc. (a).................      104,500         5,368,688
Hewlett-Packard Co. ..............................      110,100        11,065,050
SunGard Data Systems, Inc. (a)....................    1,341,300        46,274,850
                                                                   --------------
                                                                      131,593,676
                                                                   --------------
TRANSPORTATION  0.6%
Canadian National Railway Co. ....................      200,000        13,400,000
                                                                   --------------
UTILITIES  20.7%
BEC Energy........................................      629,000        25,946,250
Bell Atlantic Corp. ..............................      405,000        26,476,875
Carolina Power & Light Co. .......................      374,000        16,011,875
Central & South West Corp. .......................      638,000        14,913,250
Constellation Energy Group........................      396,000        11,731,500
DTE Energy Co. ...................................      925,000        37,000,000
Edison International..............................      548,000        14,659,000
Entergy Corp. ....................................      378,000        11,812,500
FirstEnergy Corp. ................................      545,000        16,895,000
Florida Progress Corp. ...........................      110,000         4,544,375
GPU, Inc. ........................................      472,000        19,912,500
Idacorp, Inc. ....................................      661,000        20,821,500

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                         Shares       Market Value
---------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Illinova Corp. ...................................      575,000    $   15,668,750
New Century Energies, Inc. .......................      854,000        33,145,875
Northern States Power Co. ........................      378,000         9,142,875
OGE Energy Corp. .................................      796,000        18,905,000
P G & E Corp. ....................................      332,000        10,790,000
PacifiCorp........................................      352,000         6,468,000
Pinnacle West Capital Corp. ......................      445,000        17,911,250
Public Service Co. of New Mexico..................      584,000        11,607,000
Public Service Enterprise Group...................      408,000        16,677,000
Reliant Energy, Inc. .............................    1,434,000        39,614,250
Texas Utilities Co. ..............................    1,376,000        56,760,000
Unicom Corp. .....................................      543,000        20,939,431
                                                                   --------------
                                                                      478,354,056
                                                                   --------------
TOTAL COMMON STOCKS  85.7%
  (Cost $1,635,738,216)........................................     1,978,159,079
                                                                   --------------
U.S. TREASURY SECURITIES  4.4%
United States Treasury Notes ($34,000,000 par, 5.00% coupon,
04/30/01 maturity) (b).........................................        33,713,380
United States Treasury Notes ($34,000,000 par, 5.25% coupon,
05/15/04 maturity).............................................        33,415,540
United States Treasury Notes ($34,000,000 par, 6.25% coupon,
02/28/02 maturity) (b).........................................        34,520,540
                                                                   --------------
TOTAL U.S. TREASURY SECURITIES
  (Cost $102,207,319)..........................................       101,649,460
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS  90.1%
  (Cost $1,737,945,535)........................................     2,079,808,539
                                                                   --------------
SHORT-TERM INVESTMENTS  8.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS  6.2%
Federal Home Loan Mortgage Discount Notes ($20,000,000 par,
yielding 4.84%, 07/14/99 maturity)...........................          19,965,261
Federal Home Loan Mortgage Discount Notes ($25,000,000 par,
yielding 4.90%, 08/05/99 maturity) (b).........................        24,881,875
Federal National Mortgage Association Discount Notes
($25,000,000 par, yielding 4.79%, 07/28/99 maturity) (b).......        24,911,219

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                   Description                                      Market Value
---------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association Discount Notes
($50,000,000 par, yielding 4.87%, 07/19/99 maturity)...........     $  49,878,250
Federal National Mortgage Association Discount Notes
($25,000,000 par, yielding 4.88%, 7/20/99 maturity)............        24,935,875
                                                                   --------------
                                                                      144,572,480
                                                                   --------------
COMMERCIAL PAPER  2.2%
General Electric Capital Corp. ($50,000,000 par, yielding
5.70%, 07/01/99 maturity)......................................        49,992,083
                                                                   --------------
REPURCHASE AGREEMENT  0.5%
BankAmerica Securities ($11,690,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated
06/30/99, to be sold on 07/01/99 at $11,691,640)...............        11,690,000
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS  8.9%
  (Cost $206,254,563)..........................................       206,254,563
                                                                   --------------
TOTAL INVESTMENTS  99.0%
  (Cost $1,944,200,098)........................................     2,286,063,102
OTHER ASSETS IN EXCESS OF LIABILITIES  1.0%....................        22,539,140
                                                                   --------------
NET ASSETS  100.0%.............................................    $2,308,602,242
                                                                   ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,944,200,098).....................  $2,286,063,102
Cash........................................................             168
Receivables:
  Fund Shares Sold..........................................      26,864,749
  Investments Sold..........................................       9,170,859
  Dividends.................................................       3,601,744
  Variation Margin on Futures...............................       1,875,000
  Interest..................................................       1,224,647
Other.......................................................         154,514
                                                              --------------
      Total Assets..........................................   2,328,954,783
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      13,481,199
  Fund Shares Repurchased...................................       3,738,403
  Distributor and Affiliates................................       1,150,328
  Investment Advisory Fee...................................         879,120
  Income Distributions......................................         300,740
Accrued Expenses............................................         546,302
Trustees' Deferred Compensation and Retirement Plans........         256,449
                                                              --------------
      Total Liabilities.....................................      20,352,541
                                                              --------------
NET ASSETS..................................................  $2,308,602,242
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,826,034,141
Net Unrealized Appreciation.................................     344,564,382
Accumulated Net Realized Gain...............................     135,680,161
Accumulated Undistributed Net Investment Income.............       2,323,558
                                                              --------------
NET ASSETS..................................................  $2,308,602,242
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $1,921,814,986 and 110,216,221 shares of
      beneficial interest issued and outstanding)...........  $        17.44
    Maximum sales charge (5.75%* of offering price).........            1.06
                                                              --------------
    Maximum offering price to public........................  $        18.50
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $293,637,101 and 16,857,768 shares of
      beneficial interest issued and outstanding)...........  $        17.42
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $93,150,155 and 5,348,057 shares of
      beneficial interest issued and outstanding)...........  $        17.42
                                                              ==============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................  $ 20,997,233
Interest....................................................     3,690,586
                                                              ------------
    Total Income............................................    24,687,819
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,935,904
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,042,630, $1,181,063 and $354,100
  respectively).............................................     3,577,793
Shareholder Services........................................     1,452,021
Custody.....................................................        77,371
Trustees' Fees and Related Expenses.........................        42,638
Legal.......................................................        38,915
Other.......................................................       421,346
                                                              ------------
    Total Expenses..........................................    10,545,988
    Less Credits Earned on Cash Balances....................        33,171
                                                              ------------
    Net Expenses............................................    10,512,817
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 14,175,002
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $150,468,682
  Futures...................................................       143,625
                                                              ------------
Net Realized Gain...........................................   150,612,307
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   309,805,817
                                                              ------------
  End of the Period:
  Investments...............................................   341,863,004
  Futures...................................................     2,701,378
                                                              ------------
                                                               344,564,382
                                                              ------------
Net Unrealized Appreciation During the Period...............    34,758,565
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $185,370,872
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $199,545,874
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended June 30, 1999 and the
                    Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended      Year Ended
                                                  June 30, 1999     December 31, 1998
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................  $    14,175,002     $    27,232,025
Net Realized Gain..............................      150,612,307         250,360,369
Net Unrealized Appreciation During the
  Period.......................................       34,758,565          54,098,357
                                                 ---------------     ---------------
Change in Net Assets from Operations...........      199,545,874         331,690,751
                                                 ---------------     ---------------
Distributions from Net Investment Income:
  Class A Shares...............................      (13,531,801)        (26,565,926)
  Class B Shares...............................         (977,759)         (1,559,063)
  Class C Shares...............................         (306,689)           (279,636)
                                                 ---------------     ---------------
                                                     (14,816,249)        (28,404,625)
                                                 ---------------     ---------------
Distributions from Net Realized Gain:
  Class A Shares...............................      (44,565,055)       (252,009,151)
  Class B Shares...............................       (5,841,036)        (26,759,641)
  Class C Shares...............................       (1,789,209)         (5,604,576)
                                                 ---------------     ---------------
                                                     (52,195,300)       (284,373,368)
                                                 ---------------     ---------------
Total Distributions............................      (67,011,549)       (312,777,993)
                                                 ---------------     ---------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      132,534,325          18,912,758
                                                 ---------------     ---------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................    1,174,747,841       1,592,909,683
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       61,710,611         288,459,416
Cost of Shares Repurchased.....................   (1,067,393,864)     (1,546,025,177)
                                                 ---------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      169,064,588         335,343,922
                                                 ---------------     ---------------
TOTAL INCREASE IN NET ASSETS...................      301,598,913         354,256,680
NET ASSETS:
Beginning of the Period........................    2,007,003,329       1,652,746,649
                                                 ---------------     ---------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,323,558 and $2,964,805, respectively).....  $ 2,308,602,242     $ 2,007,003,329
                                                 ===============     ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                       Year Ended December 31,
                           Six Months Ended   -----------------------------------------
      Class A Shares        June 30, 1999       1998       1997       1996       1995
---------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period...........     $ 16.394       $ 16.204   $ 14.785   $  14.54   $  12.40
                               --------       --------   --------   --------   --------
Net Investment Income.....         .120           .268       .275       .264        .26
Net Realized and
  Unrealized Gain.........        1.469          2.875      3.966      2.828     4.1125
                               --------       --------   --------   --------   --------
Total from Investment
  Operations..............        1.589          3.143      4.241      3.092     4.3725
                               --------       --------   --------   --------   --------
Less:
  Distributions from and
    in Excess of Net
    Investment Income.....         .125           .280       .250       .255        .27
  Distributions from Net
    Realized Gain.........         .421          2.673      2.572      2.592     1.9625
                               --------       --------   --------   --------   --------
Total Distributions.......         .546          2.953      2.822      2.847     2.2325
                               --------       --------   --------   --------   --------
Net Asset Value, End of
  the Period..............     $ 17.437       $ 16.394   $ 16.204   $ 14.785   $  14.54
                               ========       ========   ========   ========   ========
Total Return (a)..........       10.02%*        20.12%     29.92%     22.34%     36.16%
Net Assets at End of the
  Period (In millions)....     $1,921.8       $1,752.4   $1,518.7   $1,240.9   $1,071.4
Ratio of Expenses to
  Average Net
  Assets (b)..............         .89%           .91%       .94%      1.00%       .96%
Ratio of Net Investment
  Income to Average Net
  Assets (b)..............        1.46%          1.59%      1.71%      1.71%      1.82%
Portfolio Turnover........          36%*          102%       114%       176%       151%

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                       Year Ended December 31
                             Six Months Ended   -------------------------------------
Class B Shares                June 30, 1999      1998      1997      1996      1995
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period.................     $16.383        $16.209   $14.802   $ 14.56   $ 12.42
                                 -------        -------   -------   -------   -------
Net Investment Income.......        .060           .131      .145      .144       .14
Net Realized and Unrealized
  Gain......................       1.462          2.876     3.964     2.825    4.1125
                                 -------        -------   -------   -------   -------
Total from Investment
  Operations................       1.522          3.007     4.109     2.969    4.2525
                                 -------        -------   -------   -------   -------
Less:
Distributions from and in
  Excess of Net Investment
  Income....................        .065           .160      .130      .135       .15
  Distributions from Net
    Realized Gain...........        .421          2.673     2.572     2.592    1.9625
                                 -------        -------   -------   -------   -------
Total Distributions.........        .486          2.833     2.702     2.727    2.1125
                                 -------        -------   -------   -------   -------
Net Assets at End of the
  Period (In millions)......     $17.419        $16.383   $16.209   $14.802   $ 14.56
                                 =======        =======   =======   =======   =======
Total Return (a)............       9.58%*        19.13%    28.88%    21.39%    34.99%
Net Assets at End of the
  Period (in millions)......     $ 293.6        $ 204.7   $ 123.1   $  75.4   $  45.2
Ratio of Expenses to Average
  Net Assets (b)............       1.67%          1.70%     1.74%     1.80%     1.79%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................        .69%           .79%      .92%      .91%      .96%
Portfolio Turnover..........         36%*          102%      114%      176%      151%

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                       Year Ended December 31
                            Six Months Ended   --------------------------------------
      Class C Shares         June 30, 1999      1998      1997       1996      1995
-------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............     $16.382        $16.210   $14.805   $  14.56   $ 12.41
                                -------        -------   -------   --------   -------
Net Investment Income......        .068           .127      .144       .151       .15
Net Realized and Unrealized
  Gain.....................       1.454          2.878     3.963      2.821    4.1125
                                -------        -------   -------   --------   -------
Total from Investment
  Operations...............       1.522          3.005     4.107      2.972    4.2625
                                -------        -------   -------   --------   -------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......        .065           .160      .130       .135       .15
  Distributions from Net
    Realized Gain..........        .421          2.673     2.572      2.592    1.9625
                                -------        -------   -------   --------   -------
Total Distributions........        .486          2.833     2.702      2.727    2.1125
                                -------        -------   -------   --------   -------
Net Asset Value, End of the
  Period...................     $17.418        $16.382   $16.210   $ 14.805   $ 14.56
                                =======        =======   =======   ========   =======
Total Return (a)...........       9.58%*        19.13%    28.89%     21.38%    35.11%
Net Assets at End of the
  Period (In millions).....     $  93.2        $  49.9   $  10.9   $    5.8   $   4.1
Ratio of Expenses to
  Average Net Assets (b)...       1.66%          1.71%     1.74%      1.80%     1.79%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............        .72%           .78%      .92%       .92%      .97%
Portfolio Turnover.........         36%*          102%      114%       176%      151%

*Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is capital growth and income through investments in common and preferred stock, and debt securities convertible into common and preferred stock. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1999, there were no when issued or delayed delivery purchase commitments.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are amortized over the life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,950,135,459, the aggregate gross unrealized appreciation is $404,153,786 and the aggregate gross unrealized depreciation is $68,226,143, resulting in net unrealized appreciation on long- and short-term investments of $335,927,643.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

F. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, the Fund's custody fee was reduced by $33,171 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $1 billion......................................     .50 of 1%
Next $1 billion.......................................     .45 of 1%
Next $1 billion.......................................     .40 of 1%
Over $3 billion.......................................     .35 of 1%

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $38,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $191,400 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1999, the Fund recognized expenses of approximately $1,117,300. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

At June 30, 1999, capital aggregated $1,462,812,698, $272,801,617 and
$90,419,826 for Classes A, B, and C, respectively. For the six months ended June 30, 1999, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A...................................  61,030,710    $ 1,018,223,377
  Class B...................................   6,741,588        113,439,025
  Class C...................................   2,585,531         43,085,439
                                             -----------    ---------------
Total Sales.................................  70,357,829    $ 1,174,747,841
                                             ===========    ===============
Dividend Reinvestment:
  Class A...................................   3,313,715    $    53,452,938
  Class B...................................     392,386          6,301,106
  Class C...................................     121,798          1,956,567
                                             -----------    ---------------
Total Dividend Reinvestment.................   3,827,899    $    61,710,611
                                             ===========    ===============
Repurchases:
  Class A................................... (61,021,897)   $(1,015,027,660)
  Class B...................................  (2,770,614)       (45,590,573)
  Class C...................................    (403,496)        (6,775,631)
                                             -----------    ---------------
Total Repurchases........................... (64,196,007)   $(1,067,393,864)
                                             ===========    ===============

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1998, capital aggregated $1,406,164,043, $198,652,059 and
$52,153,451 for Classes A, B and C, respectively. For the year ended December 31, 1998, transactions were as follows:

                                               SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A...................................  83,732,230    $ 1,415,589,727
  Class B...................................   5,791,567         97,707,747
  Class C...................................   4,751,195         79,612,209
                                             -----------    ---------------
Total Sales.................................  94,274,992    $ 1,592,909,683
                                             ===========    ===============
Dividend Reinvestment:
  Class A...................................  15,656,535    $   256,645,127
  Class B...................................   1,608,779         26,272,540
  Class C...................................     342,409          5,541,749
                                             -----------    ---------------
Total Dividend Reinvestment.................  17,607,723    $   288,459,416
                                             ===========    ===============
Repurchases:
  Class A................................... (86,217,522)   $(1,460,462,850)
  Class B...................................  (2,505,505)       (42,032,661)
  Class C...................................  (2,722,355)       (43,529,666)
                                             -----------    ---------------
Total Repurchases........................... (91,445,382)   $(1,546,025,177)
                                             ===========    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A Shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                       SALES CHARGE
                                                  -----------------------
YEAR OF REDEMPTION                                CLASS B         CLASS C
-------------------------------------------------------------------------
First...........................................    5.00%           1.00%
Second..........................................    4.00%            None
Third...........................................    3.00%            None
Fourth..........................................    2.50%            None
Fifth...........................................    1.50%            None
Sixth and Thereafter............................     None            None

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $387,900 and CDSC on redeemed shares of approximately $233,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $712,703,161 and $741,177,825, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended June 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1998..........................        50
Futures Opened............................................       300
Futures Closed............................................       (50)
                                                                 ---
Outstanding at June 30, 1999..............................       300
                                                                 ===

    The futures contracts outstanding as of June 30, 1999, and the description and unrealized appreciation/depreciation is as follows:

                                                              UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------
Long Contracts:
S&P 500 Future September 1999
  (Current Notional Value $345,425 per
  contract).................................       300        $2,701,378
                                                   ===        ==========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1999, are payments retained by Van Kampen of approximately $1,338,800.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
 Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS

Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
 Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
 Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN FUNDS

   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                            VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
  Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.